Exhibit 10.1
EXECUTION COPY
[CSS]
FIFTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
This FIFTH AMENDMENT (this “Amendment”), dated as of August 1, 2007, is among CSS FUNDING LLC, a Delaware limited liability company, as seller (the “Seller”), CSS INDUSTRIES, INC., a Delaware corporation (“CSS”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), the Sub-Servicers party hereto, MARKET STREET FUNDING LLC (f/k/a Market Street Funding Corporation), a Delaware limited liability company (together with its successors and permitted assigns, the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).
RECITALS
1. The Seller, the Servicer, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of April 30, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).
2. The Seller, the Servicer, the Issuer and the Administrator desire to amend the Agreement as hereinafter set forth.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
SECTION 1. Amendments to the Agreement.
1.1 The definition of “Receivable” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
“Receivable” means any indebtedness and other obligations owed to the Seller (as assignee of any Originator) or any Originator by, or any right of the Seller or any Originator to payment from or on behalf of, an Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by any Originator, and includes the obligation to pay any finance charges, fees and other charges with respect thereto; provided, however, that Excluded Receivables shall not constitute Receivables. Indebtedness and other obligations arising from any one transaction, including indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.

1.2 Exhibit I to the Agreement is hereby amended by adding the following definition as alphabetically appropriate:
“Excluded Receivable” means, each account receivable originated by Paper Magic, as an Originator, arising out of the sale of goods or rendering of related services of Paper Magic after August 1, 2007, the Obligor of which is Hudson’s Bay Company or Zellers Inc. (it being expressly understood and agreed that any account receivable originated by Paper Magic, as an Originator, arising out of the sale of goods or rendering of related services of Paper Magic on or prior to August 1, 2007, the Obligor of which is either Hudson’s Bay Company or Zellers Inc., shall continue to be a “Receivable” for all purposes of this Agreement and all other Transaction Documents).
1.3 Schedule II to the Agreement is hereby amended by adding Lock-Box Account number “2000030514674” maintained at Wachovia Bank, National Association and the associated P.O. Box “7576 “ .
SECTION 2. Conditions to Effectiveness.
This Amendment shall become effective as of August 1, 2007 subject to the condition precedent that the Administrator shall have received the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:
(a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and
(b) such other documents and instruments as the Administrator may reasonably request.
SECTION 3. Representations and Warranties; Covenants.
Each of the Seller, the Servicer and each Sub-Servicer, as applicable, hereby represents and warrants to the Issuer and the Administrator as follows:
(a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b) Enforceability. The execution and delivery by each of the Seller, the Servicer and each Sub-Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller’s, the Servicer’s and each Sub-Servicer’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
(d) Covenant. Within five (5) Business Days from the date of this Amendment, the Servicer shall give each of Hudson’s Bay Company and Zellers Inc. a written directive to remit (or cause to be remitted) all funds with respect to all accounts receivable originated by Paper Magic, as an Originator, arising out of the sale of goods or rendering of related services of Paper Magic after August 1, 2007 to an account other than a Lock-Box Account or the lock-boxes related thereto.
SECTION 4. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.
SECTION 5. Authorization to File Financing Statements. Upon the effectiveness of this Amendment, each of the Issuer and the Administrator hereby authorizes the Seller to file (at the expense of the Seller) one or more UCC-3 amendments in the form of Exhibit A hereto amending the UCC-1 financing statements identified on Exhibit B hereto as necessary to release all liens in respect of the Excluded Receivables.
SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflicts of law principles (other than Section 5-1401 of the New York General Obligations Laws).
SECTION 8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
SECTION 9. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CSS FUNDING LLC

By:	/s/ Clifford E. Pietrafitta

	Name:	Clifford E. Pietrafitta

	Title:	Vice President

CSS INDUSTRIES, INC.

By:	/s/ Clifford E. Pietrafitta

	Name:	Clifford E. Pietrafitta

	Title:	Vice President

BERWICK OFFRAY LLC
(f/k/a Berwick Industries LLC),
as a Subservicer
By:	/s/ Christopher J. Munyan

	Name:	Christopher J. Munyan

	Title:	Chairman and Chief Executive Officer

CLEO INC,
as a Subservicer

By:	/s/ Christopher J. Munyan

	Name:	Christopher J. Munyan

	Title:	Chairman and Chief Executive Officer

LION RIBBON COMPANY, INC.,
as a Subservicer

By:	/s/ Christopher J. Munyan

	Name:	Christopher J. Munyan

	Title:	Chairman and Chief Executive Officer

PAPER MAGIC GROUP, INC.
(f/k/a The Paper Magic Group, Inc.),
as a Subservicer
By:	/s/ Christopher J. Munyan

	Name:	Christopher J. Munyan

	Title:	Chairman and Chief Executive Officer

MARKET STREET FUNDING LLC

By:	/s/ Doris J. Hearn

	Name:	Doris J. Hearn

	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ William P. Falcon

	Name:	William P. Falcon

	Title:	Vice President